UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 16, 2025, Adaptimmune Therapeutics plc (the “Company”) notified The Nasdaq Stock Market, LLC, pursuant to authorization by its Board of Directors on October 15, 2025, that it intends to file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about October 28, 2025 to effect the voluntary delisting of the Company’s American Depositary Shares (“ADSs”) from The Nasdaq Capital Market (“Nasdaq”) and to deregister the ADSs under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following confirmation by The Nasdaq Stock Market, LLC on October 17, 2025, the Company currently expects that the trading of its ADSs on Nasdaq will be suspended following the closing of trading on Nasdaq on or about October 27, 2025.

Ninety days after the date of filing of the Form 25, the deregistration of the Company’s ADSs under Section 12(b) of the Exchange Act is expected to become effective. Following the delisting of the Company’s ADSs from Nasdaq, the Company intends to file a Form 15 with the SEC certifying that it has fewer than 300 shareholders of record, upon which the Company’s filing obligations under the Exchange Act will immediately be suspended, including the obligations to file all periodic reports. Following the delisting, any trading in the Company’s ADSs would only occur in privately negotiated sales and potentially on an over-the-counter market. The Company currently expects that its ADSs will be quoted on the OTC Pink Limited Market, a market operated by OTC Markets Group Inc. (an “OTC market”), so that a trading market may continue to exist for its ADSs. There is no guarantee, however, that a broker will continue to make a market in the ADSs and that trading of the ADSs will continue on an OTC market or otherwise.

Item 7.01 Regulation FD Disclosure

On October 20, 2025, the Company issued a press release relating to the Company’s voluntary delisting of its ADSs from Nasdaq. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed ‘filed’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are statements that are not historical facts and can be identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” or the negative of these terms, or other comparable terminology. These statements are based on our current expectations, estimates, and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, risks associated with, and the timing and effectiveness of, the Company’s voluntary delisting from Nasdaq; the Company’s plans with respect to the delisting and deregistration of its ADSs; uncertainties regarding eligibility for and timing of quotation on an OTC market; and the trading of the Company’s ADSs following the voluntary delisting of the ADSs from Nasdaq. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to the risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. The forward-looking statements contained in this current report on Form 8-K speak only as of the date the statements were made and the Company does not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated October 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date:October 20, 2025	By:	/s/ Adrian Rawcliffe
		Name:	Adrian Rawcliffe
		Title:	Chief Executive Officer